[Logo] M F S(R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

[graphic omitted]

MFS(R) TOTAL RETURN FUND
ANNUAL REPORT o SEPTEMBER 30, 1998

TABLE OF CONTENTS
Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 32
Notes to Financial Statements ............................................. 40
Independent Auditors' Report .............................................. 47
Trustees and Officers ..................................................... 49

--------------------------------------------------------------------------------
   HIGHLIGHTS
--------------------------------------------------------------------------------

   o FOR THE 12 MONTHS ENDED SEPTEMBER 30, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 6.98%, CLASS B SHARES 6.22%, CLASS C SHARES 6.27%, AND CLASS I SHARES 7.35%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.)

   o THE FUND HAS BENEFITED FROM ITS MORE-DEFENSIVE POSITIONS, INCLUDING AN INCREASED WEIGHTING IN UTILITY STOCKS AS WELL AS DOMESTICALLY ORIENTED COMPANIES THAT ARE LESS LIKELY TO FEEL THE IMPACT OF INTERNATIONAL ECONOMIC TURMOIL.

   o ON THE FIXED-INCOME SIDE, THE FUND HAS CONTINUED TO FOCUS ON
     HIGHER-QUALITY, INVESTMENT-GRADE CORPORATE BONDS, THAT IS, BONDS RATED "BBB" OR HIGHER BY STANDARD & POOR'S CORPORATION.

--------------------------------------------------------------------------------




------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE              NO BANK GUARANTEE
------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
In the coming year, MFS will celebrate its 75th anniversary. In 1924, our Massachusetts Investors Trust, the nation's first mutual fund, opened to the public and helped launch a revolution in investing that continues today. In the 75 years since, MFS has grown with its investors not only through bear markets, economic and political turmoil, wars, and oil shortages, but also through long periods of growth and prosperity. We are very proud of our record of investment management and service to shareholders throughout our history.

One of the best ways for us to serve our shareholders is to help them understand some of the reasons behind developments in the investment markets and, when necessary, to take a more cautious outlook. This is particularly important during periods of market volatility such as we are experiencing this year, when equity prices do not follow a straight course. In light of this volatility, it is clear that equity valuations have risen to a point at which stock prices have become vulnerable to changes in the investment environment such as a slowing economy, earnings disappointments, and global economic and political turmoil. While we continue to hold a favorable long-term outlook for the equity markets, we also believe that the recent market correction was overdue but was also a healthy near-term event that should rid the financial system of excesses that have developed.

Currently, equity investors seem to be focused on the slowdown in corporate earnings and, more recently, on the continuing uncertainty overseas, particularly in Russia and some of the emerging markets. In the second quarter, for example, average earnings growth for companies in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, was about 3%, well below what people were expecting a year ago. As a result of this and continuing concerns about Asia and emerging markets, the stock markets pulled back from the record-high levels set in mid-July. Although the U.S. stock market has responded positively to reductions in interest rates by the Federal Reserve Board, the market's retreat helped correct some -- but not all -- of the overvaluations that had been building for some time. Prior to July, equity prices had been rising without a corresponding increase in corporate earnings. As a result, price-to-earnings (P/E) ratios, or the amount investors paid for stocks in relation to companies' earnings per share, also went up. If this year's downturn helps create more reasonable valuations, we believe it could provide a sounder long-term foundation for the equity markets. On another positive note, interest rates have begun to decline as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs.

Internationally, the economic turmoil in Asia continues to be a concern to us, while Russia is facing political and economic uncertainty and Latin American economies are feeling substantial pressure. We believe the United States has yet to see the full impact of this crisis. There have been brief periods of improvement in a few countries and countries such as Japan and Brazil have taken positive steps toward economic reform but, for the most part, most of these economies are still very weak. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the growing strength of European economies, although European equity markets have also seen some volatility this year. But as these countries move toward economic union, they are benefiting from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses while providing investment opportunities in developed and emerging European markets.

Given the uncertainty arising from these conflicting developments, we believe that it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bond and international investments as well as on the U.S. stock market. At MFS, we also believe our decades-long commitment to original, company-by-company research gives us an advantage by helping us find companies that we think can keep growing or gain market share during periods of turmoil. To help fulfill this commitment and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts, who thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

We also use active portfolio management on the fixed-income side, using our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

As we have for 75 years, we will continue to apply this discipline of thorough, bottom-up research to both the equity and fixed-income markets because we believe it offers the best potential for providing favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

\s\ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

October 14, 1998

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David M. Calabro]
     David M. Calabro

For the 12 months ended September 30, 1998, Class A shares of the Fund provided a total return of 6.98%, Class B shares 6.22%, Class C shares 6.27%, and Class I shares 7.35%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 9.05% return for the S&P 500 for the same period. The Fund's returns also compare to a 12.87% return for the Lehman Brothers Government/Corporate Bond Index (the Lehman Index), an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities, excluding mortgage-backed securities.

Q. HOW HAS THE PORTFOLIO BEEN PERFORMING DURING THE MARKET VOLATILITY OF THE PAST FEW MONTHS?

A. Actually, the portfolio has been positioned defensively for some time, so it's done very well relative to its balanced-portfolio peer group as tracked by Lipper Analytical Services, Inc., an independent firm that reports investment company performance. We have been buying a lot of utility stocks, and they have tended to perform very well over the past few months. That's because their steady income helps their relative performance in times of market downturns. For example, we've added to positions in Carolina Power & Light and New Century Energies in electrics and Bell Atlantic and SBC in communications. We have also benefited from a lower-than-normal allocation to equities in the portfolio.

Q. COULD YOU TALK ABOUT SOME SECTORS IN WHICH YOU'VE REDUCED POSITIONS?

A. We have reduced our weighting in banks. That's partly because we think their prices fully reflect their current valuations, and we're concerned about their ability to achieve their earnings estimates. We also sold chemical companies due to earnings concerns. Our weighting in drug stocks has also been reduced. While we think the fundamentals are great for pharmaceutical companies, we believe these fundamentals are fully discounted in their stock prices.

Q. DOES THAT MEAN YOU DON'T SEE ANY BUYING OPPORTUNITIES?

A. Not necessarily. As I said, we've been buying utilities because they have tended to do better when the economy slows. Also, we think consumer companies such as General Mills, Newell, and Rubbermaid look interesting, while the agricultural company Archer-Daniels-Midland is also attractive. We believe these companies should offer good relative earnings growth in 1999, which should lead to stock price appreciation.

Q. WHAT IS YOUR CURRENT INTERNATIONAL EXPOSURE?

A. We've toned it down to about 7%. We reduced positions in a number of companies in Europe, which turned out to be a good move. Companies such as Henkel in Germany and Akzo Nobel in the Netherlands have seen a decrease in demand for the chemicals they manufacture. While we think both are fine companies, we reduced our positions given greater uncertainty about their 1999 earnings prospects.

Q. WHAT ABOUT THE BOND POSITION?

A. The fixed-income side of the portfolio continues to reflect our reasonably favorable outlook, given what we view as an extremely positive environment for inflation -- slower U.S. economic growth and weak economic prospects in Asia and Latin America. This outlook is reflected in the portfolio's duration, or sensitivity to changes in interest rates, of 6.0 years, which is 20% longer than the 4.8-year duration for the Lehman Index. With credit quality still rather strong, we have continued to focus on investment-grade corporate bonds, that is, bonds rated "BBB" or higher by Standard & Poor's. Roughly half of the portfolio is invested in these bonds, with holdings concentrated in the more-defensive utility, media, and entertainment sectors, which historically tend to perform well in all economic environments.

Q. DO YOU SEE THE CURRENT INVESTMENT ENVIRONMENT CONTINUING?

A. I don't think corporate earnings are going to show much improvement over the next several quarters. Therefore, we believe that we are going to be in this type of environment for a while. There is also a lot of economic and political turmoil around the world, so profit growth from any region, whether it's Asia, Russia, or Latin America, is going to be hard to come by. Finally, despite the fact that bond yields are declining, I don't necessarily think that means price-to-earnings multiples for stocks are going to rise. Normally, that's what happens: interest rates go down, and multiples go up. But I think investors are still concerned about profitability and the global economic and political situation. So we still believe buying defensive companies with good yields, like utilities, is a good way to go.

   /s/ David M. Calabro
       David M. Calabro
       Lead Portfolio Manager
       (on behalf of the MFS Total Return Team)

The opinions expressed in this report are those of the lead portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

   DAVID M. CALABRO, SENIOR VICE PRESIDENT; GEOFFREY L. KURINSKY, SENIOR VICE PRESIDENT; CONSTANTINOS MOKAS, VICE PRESIDENT; LISA B. NURME, SENIOR VICE PRESIDENT; AND MAURA A. SHAUGHNESSY, SENIOR VICE PRESIDENT, ARE THE FUND'S PORTFOLIO MANAGERS. MR. CALABRO IS THE HEAD OF THIS PORTFOLIO MANAGEMENT TEAM AND A MANAGER OF THE COMMON STOCK PORTION OF THE FUND'S PORTFOLIO. MR. CALABRO HAS BEEN EMPLOYED BY MFS SINCE 1992. MR. KURINSKY, THE MANAGER OF THE FUND'S FIXED-INCOME SECURITIES, HAS BEEN EMPLOYED BY MFS SINCE 1987. MR. MOKAS REPLACED JUDITH LAMB AS THE MANAGER OF THE FUND'S CONVERTIBLE SECURITIES ON APRIL 1, 1998, AND HAS BEEN EMPLOYED BY MFS SINCE 1990. MS. NURME, A MANAGER OF THE COMMON STOCK PORTION OF THE FUND'S PORTFOLIO, HAS BEEN EMPLOYED BY MFS SINCE 1987. MS. SHAUGHNESSY, ALSO A MANAGER OF THE COMMON STOCK PORTION OF THE FUND'S PORTFOLIO, HAS BEEN EMPLOYED BY MFS SINCE 1991.

--------------------------------------------------------------------------------


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------
  OBJECTIVE:                 SEEKS ABOVE-AVERAGE INCOME (COMPARED TO A PORTFOLIO
                             ENTIRELY INVESTED IN STOCKS) CONSISTENT WITH THE
                             PRUDENT EMPLOYMENT OF CAPITAL. THE FUND ALSO SEEKS
                             GROWTH OF CAPITAL AND INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:     OCTOBER 6, 1970

  CLASS INCEPTION:           CLASS A  OCTOBER 6, 1970
                             CLASS B  AUGUST 23, 1993
                             CLASS C  AUGUST 1, 1994
                             CLASS I  JANUARY 2, 1997

  SIZE:                      $5.8 BILLION NET ASSETS AS OF SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-year period ended September 30, 1998)

              MFS             S&P 500        Lehman Brothers      Consumer
         Total Return        Composite    Government/Corporate   Price Index
        Fund - Class A         Index          Bond Index           - U.S.
-----------------------------------------------------------------------------
9/93      $  9,527          $ 10,000          $ 10,000          $ 10,000
9/94         9,425            10,369             9,586            10,296
9/95        11,155            13,453            10,962            10,558
9/96        12,661            16,188            11,455            10,875
9/97        15,861            22,736            12,554            11,110
9/98        16,968            24,792            14,169            11,275

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended September 30, 1998)

              MFS             S&P 500        Lehman Brothers      Consumer
         Total Return        Composite    Government/Corporate   Price Index
        Fund - Class A         Index          Bond Index           - U.S.
-----------------------------------------------------------------------------
9/88      $  9,521          $ 10,000          $ 10,000          $ 10,000
9/90        11,144            12,072            11,884            11,077
9/92        15,294            17,583            15,590            11,795
9/94        17,903            20,602            16,655            12,471
9/96        24,050            32,165            19,903            13,172
9/98        32,230            49,261            24,618            13,656

AVERAGE ANNUAL TOTAL RETURNS THROUGH SEPTEMBER 30, 1998

CLASS A
                                                  1 Year         3 Years          5 Years     10 Years/Life
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                       + 6.98%         +15.00%         +12.23%            +12.97%
------------------------------------------------------------------------------------------------------------
SEC Results                                       + 1.90%         +13.15%         +11.14%            +12.42%
------------------------------------------------------------------------------------------------------------

CLASS B
                                                  1 Year         3 Years          5 Years     10 Years/Life
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                       + 6.22%         +14.16%         +11.37%            +12.52%
------------------------------------------------------------------------------------------------------------
SEC Results                                       + 2.43%         +13.39%         +11.11%            +12.52%
------------------------------------------------------------------------------------------------------------

CLASS C
                                                  1 Year         3 Years          5 Years     10 Years/Life
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                       + 6.27%         +14.20%         +11.61%            +12.65%
------------------------------------------------------------------------------------------------------------
SEC Results                                       + 5.32%         +14.20%         +11.61%            +12.65%
------------------------------------------------------------------------------------------------------------

CLASS I
                                                  1 Year         3 Years          5 Years     10 Years/Life
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                       + 7.35%         +15.25%         +12.38%            +13.04%
------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                  1 Year         3 Years          5 Years     10 Years/Life
------------------------------------------------------------------------------------------------------------
Lehman Brothers Government/Corporate Bond Index+  +12.87%         + 8.93%         + 7.22%            + 9.43%
------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index+            + 9.05%         +22.60%         +19.91%            +17.29%
------------------------------------------------------------------------------------------------------------
Consumer Price Index+#                            + 1.49%         + 2.21%         + 2.43%            + 3.17%

------------------------------------------------------------------------------------------------------------
+ Source: CDA/Wiesenberger.
# The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY
Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF SEPTEMBER 30, 1998

          FIVE LARGEST STOCK SECTORS

          UTILITIES & COMMUNICATIONS                22.4%
          FINANCIAL SERVICES                        21.2%
          ENERGY                                     9.9%
          CONSUMER STAPLES                           9.1%
          HEALTH CARE                                6.1%

TOP 10 STOCK HOLDINGS

BRITISH PETROLEUM PLC, ADR  2.3%                   COASTAL CORP.  1.3%
Oil exploration and production company             Oil exploration and production company

PHILIP MORRIS COS., INC.  2.1%                     SBC COMMUNICATIONS, INC.  1.3%
Tobacco, food, and beverage conglomerate           Integrated telecommunications company

NATIONAL CITY CORP.  2.0%                          LINCOLN NATIONAL CORP.  1.3%
Central U.S. bank                                  Multi-line insurance company

INTERNATIONAL BUSINESS MACHINES CORP.  1.7%        ARCHER-DANIELS-MIDLAND CO.  1.3%
Computer and business equipment company            Agricultural products processor

GTE CORP.  1.5%                                    RITE AID CORP.  1.3%
Telecommunications company                         Drug store chain

Portfolio information is as of September 30, 1998. The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- September 30, 1998
Stocks - 46.0%
--------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                VALUE
--------------------------------------------------------------------------------------------------
U.S. Stocks - 41.5%
  Aerospace - 1.8%
    Allied Signal, Inc.                                                995,900      $   35,229,963
    General Dynamics Corp.                                             320,300          16,075,056
    Lockheed-Martin Corp.                                              296,737          29,914,799
    Raytheon Co., "A"                                                  144,803           7,502,605
    Raytheon Co., "B"                                                  154,500           8,333,344
    United Technologies Corp.                                           98,448           7,525,119
                                                                                    --------------
                                                                                    $  104,580,886
--------------------------------------------------------------------------------------------------
  Airlines
    AMR Corp.*                                                          37,300      $    2,067,819
--------------------------------------------------------------------------------------------------
  Automotive - 0.7%
    Federal Mogul Corp.                                                183,000      $    8,555,250
    Ford Motor Co.                                                      60,677           2,848,027
    TRW, Inc.                                                          641,400          28,462,125
                                                                                    --------------
                                                                                    $   39,865,402
--------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 2.1%
    Bank of New York, Inc.                                             449,308      $   12,299,806
    National City Corp.                                                900,000          59,343,750
    NationsBank Corp.                                                   98,400           5,264,400
    Northern Trust Corp.                                               112,000           7,644,000
    Norwest Corp.                                                      276,520           9,902,873
    PNC Bank Corp.                                                     337,700          15,196,500
    St. George Bank Ltd.##                                              24,000           1,140,000
    Washington Mutual, Inc.                                            374,400          12,636,000
                                                                                    --------------
                                                                                    $  123,427,329
--------------------------------------------------------------------------------------------------
  Business Machines - 1.2%
    International Business Machines Corp.                              401,400      $   51,379,200
    Sun Microsystems, Inc.*                                            120,000           5,977,500
    Xerox Corp.                                                        164,600          13,949,850
                                                                                    --------------
                                                                                    $   71,306,550
--------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.1%
    Telephone & Data Systems, Inc.                                     105,860      $    3,691,867
--------------------------------------------------------------------------------------------------
  Chemicals - 0.1%
    E. I. du Pont de Nemours & Co.                                     100,600      $    5,646,175
--------------------------------------------------------------------------------------------------
  Conglomerate - 0.3%
    Eastern Enterprises                                                368,400      $   15,518,850
--------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 3.0%
    International Flavours & Fragrances, Inc.                          236,400      $    7,801,200
    Kimberly-Clark Corp.                                               898,900          36,405,450
    Philip Morris Cos., Inc.                                         1,365,000          62,875,312
    Revlon, Inc., "A"*                                                 291,700           9,279,706
    Rubbermaid, Inc.                                                   925,300          22,149,369
    Service Corp. International                                        357,889          11,407,712
    Tyco International Ltd.                                            474,142          26,196,346
                                                                                    --------------
                                                                                    $  176,115,095
--------------------------------------------------------------------------------------------------
  Containers - 0.1%
    Jefferson Smurfit Corp.*                                           200,000      $    2,300,000
    Stone Container Corp.*                                             681,600           5,878,800
                                                                                    --------------
                                                                                    $    8,178,800
--------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.8%
    Cooper Industries, Inc.                                             36,300      $    1,479,225
    Emerson Electric Co.                                               548,700          34,156,575
    General Electric Co.                                               130,044          10,346,626
                                                                                    --------------
                                                                                    $   45,982,426
--------------------------------------------------------------------------------------------------
  Electronics - 0.3%
    AMP, Inc.                                                          245,000      $    8,758,750
    Analog Devices, Inc.*                                                    1                  16
    Intel Corp.                                                        125,000          10,718,750
                                                                                    --------------
                                                                                    $   19,477,516
--------------------------------------------------------------------------------------------------
  Entertainment - 0.7%
    Time Warner, Inc.                                                  246,566      $   21,589,935
    Viacom, Inc., "B"*                                                 374,300          21,709,400
                                                                                    --------------
                                                                                    $   43,299,335
--------------------------------------------------------------------------------------------------
  Financial Institutions - 1.2%
    American Express Co.                                               122,000      $    9,470,250
    Associates First Capital Corp., "A"                                135,355           8,831,914
    Edwards (A.G.), Inc.                                               239,900           7,271,969
    Federal Home Loan Mortgage Corp.                                   680,400          33,637,275
    Federal National Mortgage Assn                                      50,000           3,212,500
    Federated Investors, Inc., "A"                                      12,400             178,250
    First Union Corp.                                                  121,500           6,219,281
    Morgan (J.P.) & Co.                                                  9,700             820,862
                                                                                    --------------
                                                                                    $   69,642,301
--------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.8%
    Anheuser Busch Cos., Inc.                                           32,000      $    1,728,000
    Archer-Daniels-Midland Co.                                       2,294,762          38,437,264
    General Mills, Inc.                                                151,700          10,619,000
    Hershey Foods Corp.                                                447,100          30,598,406
    Hubbell, Inc.                                                      338,000          11,999,000
    McCormick & Co., Inc.                                              154,100           4,478,531
    Nabisco Holdings Corp., "A"                                        200,689           7,212,261
                                                                                    --------------
                                                                                    $  105,072,462
--------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.4%
    Champion International Corp.                                       246,000      $    7,702,875
    Weyerhaeuser Co.                                                   405,000          17,085,937
                                                                                    --------------
                                                                                    $   24,788,812
--------------------------------------------------------------------------------------------------
  Insurance - 4.5%
    Allstate Corp.                                                     159,400      $    6,644,988
    American General Corp.                                             215,200          13,745,900
    Chubb Corp.                                                        553,300          34,857,900
    CIGNA Corp.                                                         31,500           2,082,938
    Conseco, Inc.                                                      151,350           4,625,634
    Equitable Cos., Inc.                                               459,582          19,015,205
    Hartford Financial Services Group, Inc.                            311,800          14,791,012
    Hartford Life, Inc., "A"                                           101,700           4,296,825
    Jefferson Pilot Corp.                                              390,900          23,649,450
    Life Re Corp.                                                       59,400           5,461,088
    Lincoln National Corp.                                             477,000          39,233,250
    Provident Cos., Inc.                                               464,000          15,660,000
    ReliaStar Financial Corp.                                          420,300          16,391,700
    Torchmark Corp.                                                    711,200          25,558,750
    Transamerica Corp.                                                 355,500          37,683,000
    Travelers Group, Inc.                                                    2                  75
                                                                                    --------------
                                                                                    $  263,697,715
--------------------------------------------------------------------------------------------------
  Machinery - 0.3%
    Deere & Co., Inc.                                                   20,200      $      611,050
    Lear Corp.*                                                        299,100          13,085,625
    York International Corp.                                            27,400             914,475
                                                                                    --------------
                                                                                    $   14,611,150
--------------------------------------------------------------------------------------------------
  Manufacturing - 0.2%
    Illinois Tool Works, Inc.                                          212,500      $   11,581,250
--------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.9%
    American Home Products Corp.                                       373,200      $   19,546,350
    Baxter International, Inc.                                          73,000           4,343,500
    Bristol-Myers Squibb Co.                                           141,800          14,729,475
    Pharmacia & Upjohn, Inc.                                           249,900          12,541,856
                                                                                    --------------
                                                                                    $   51,161,181
--------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.7%
    Columbia/HCA Healthcare Corp.                                    1,000,100      $   20,064,506
    HealthSouth Corp.*                                                 617,400           6,521,288
    MedPartners, Inc.*                                                 350,000           1,137,500
    Tenet Healthcare Corp.*                                            238,500           6,856,875
    United Healthcare Corp.                                            156,900           5,491,500
                                                                                    --------------
                                                                                    $   40,071,669
--------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.6%
    Aluminum Co. of America                                            249,800      $   17,735,800
    Phelps Dodge Corp.                                                  49,400           2,578,063
    USEC, Inc.*                                                      1,115,000          17,212,812
                                                                                    --------------
                                                                                    $   37,526,675
--------------------------------------------------------------------------------------------------
  Oil Services - 0.3%
    Burlington Resources, Inc.                                         197,700      $    7,389,037
    Schlumberger Ltd.                                                  141,400           7,114,188
                                                                                    --------------
                                                                                    $   14,503,225
--------------------------------------------------------------------------------------------------
  Oils - 3.1%
    Amoco Corp.                                                        331,800      $   17,875,725
    Atlantic Richfield Co.                                              24,400           1,730,875
    Coastal Corp.                                                    1,180,300          39,835,125
    Exxon Corp.                                                        488,551          34,290,173
    Mobil Corp.                                                        312,100          23,700,094
    Texaco, Inc.                                                       455,800          28,572,962
    Unocal Corp.                                                       588,450          21,331,313
    USX-Marathon Group                                                 488,510          17,311,573
                                                                                    --------------
                                                                                    $  184,647,840
--------------------------------------------------------------------------------------------------
  Photographic Products - 0.6%
    Eastman Kodak Co.                                                  437,700      $   33,839,681
--------------------------------------------------------------------------------------------------
  Pollution Control - 0.2%
    Browning Ferris Industries, Inc.                                   414,400      $   12,535,600
--------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.5%
    Gannett Co., Inc.                                                  443,900      $   23,776,394
    New York Times Co.                                                 245,000           6,737,500
                                                                                    --------------
                                                                                    $   30,513,894
--------------------------------------------------------------------------------------------------
  Railroads - 0.3%
    Burlington Northern Santa Fe Railway Co.                           333,900      $   10,684,800
    Norfolk Southern Corp.                                             269,900           7,843,969
                                                                                    --------------
                                                                                    $   18,528,769
--------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 1.6%
    Arden Realty, Inc.                                                 221,900      $    4,951,144
    Boston Properties, Inc.                                            102,800           2,929,800
    CBL & Associates Properties, Inc.                                  187,900           4,838,425
    Equity Office Properties Trust                                     169,200           4,145,400
    Equity Residential Properties Trust                                181,800           7,669,687
    Federal Realty Investment Trust                                    175,000           3,959,375
    Highwoods Properties, Inc.                                         381,200          10,578,300
    Hospitality Properties Trust                                       267,400           7,955,150
    Kilroy Realty Corp.                                                210,800           4,848,400
    Mack-Cali Realty Corp.                                             142,200           4,266,000
    Mid-America Apartment Communities, Inc.                            156,900           4,059,788
    Patriot American Hospitality, Inc.                                 200,000           2,550,000
    Prime Group Realty Trust                                           191,948           3,215,129
    SL Green Realty Corp.                                              394,800           8,290,800
    Starwood Hotels and Resorts                                         39,200           1,195,600
    TriNet Corporate Realty Trust, Inc.                                593,400          19,359,675
                                                                                    --------------
                                                                                    $   94,812,673
--------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.1%
    McDonalds Corp.                                                    111,800      $    6,673,062
--------------------------------------------------------------------------------------------------
  Stores - 1.4%
    American Stores Co.                                                446,300      $   14,365,281
    Dayton-Hudson Corp.                                                204,700           7,318,025
    Penney (J.C.) Co.                                                  265,000          11,908,438
    Rite Aid Corp.                                                   1,064,140          37,776,970
    Sears, Roebuck & Co.                                               168,700           7,454,431
                                                                                    --------------
                                                                                    $   78,823,145
--------------------------------------------------------------------------------------------------
  Supermarkets - 1.2%
    Albertsons, Inc.                                                   257,200      $   13,920,950
    Kroger Co.*                                                        353,200          17,660,000
    Meyer (Fred), Inc.*                                                598,650          23,272,519
    Safeway, Inc.*                                                     265,300          12,303,287
                                                                                    --------------
                                                                                    $   67,156,756
--------------------------------------------------------------------------------------------------
  Telecommunications - 3.2%
    Alltel Corp.                                                       220,000      $   10,422,500
    Ameritech Corp.                                                    116,200           5,504,975
    AT&T Corp.                                                         245,200          14,328,875
    Bell Atlantic Corp.                                                632,092          30,616,956
    GTE Corp.                                                          816,500          44,907,500
    Intermedia Communications, Inc.*                                       465              11,422
    Lucent Technologies, Inc.                                                2                 138
    MCI Worldcom, Inc.*                                                220,889          10,795,950
    SBC Communications, Inc.                                           894,048          39,729,258
    Sprint Corp.                                                       454,900          32,752,800
                                                                                    --------------
                                                                                    $  189,070,374
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 5.0%
    AES Corp.*                                                          88,800      $    3,291,150
    Atmos Energy Corp.                                                 137,100           3,915,919
    CalEnergy Co., Inc.*                                               334,700           8,869,550
    Carolina Power & Light Co.                                         615,800          28,442,262
    Cinergy Corp.                                                      563,230          21,543,547
    CMS Energy Corp.                                                   358,200          15,604,087
    DPL, Inc.                                                          735,000          14,424,375
    Florida Progress Corp.                                             230,000           9,961,875
    FPL Group, Inc.                                                     28,600           1,993,063
    GPU, Inc.                                                          500,600          21,275,500
    Houston Industries, Inc.                                           155,000           4,824,375
    Illinova Corp.                                                     340,000           9,753,750
    New Century Energies, Inc.                                         645,150          31,410,741
    Nipsco Industries, Inc.                                            320,000          10,520,000
    Pacificorp                                                         334,400           6,416,300
    Peco Energy Co.                                                    266,300           9,736,594
    Pinnacle West Capital Corp.                                        419,000          18,776,437
    Public Service Co. of New Mexico                                   282,600           6,270,188
    Scana Corp.                                                        300,800          10,095,600
    Sempra Energy                                                      587,200          15,303,900
    Sierra Pacific Resources                                           315,600          12,249,225
    Southern Co.                                                       486,500          14,321,344
    Texas Utilities Co.                                                262,600          12,227,312
                                                                                    --------------
                                                                                    $  291,227,094
--------------------------------------------------------------------------------------------------
  Utilities - Gas - 2.2%
    Columbia Energy Group, Inc.                                        583,120      $   34,185,410
    Consolidated Natural Gas Co.                                        90,000           4,905,000
    El Paso Energy Corp.                                               142,100           4,609,369
    Enron Corp.                                                        188,200           9,939,313
    KN Energy, Inc.                                                    425,300          21,796,625
    Marketspan Corp.                                                   375,000          10,757,812
    National Fuel Gas Co.                                              159,500           7,496,500
    NICOR, Inc.                                                        237,900           9,857,981
    Questar Corp.                                                      400,000           7,700,000
    UGI Corp.                                                          475,000          10,984,375
    Williams Cos., Inc.                                                 64,636           1,858,285
                                                                                    --------------
                                                                                    $  124,090,670
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                   $2,423,734,048
--------------------------------------------------------------------------------------------------
Foreign Stocks - 4.5%
  Bermuda - 0.3%
    Ace Ltd. (Insurance)                                               425,100      $   12,753,000
    EXEL Ltd., "A" (Insurance)                                          76,795           4,838,085
                                                                                    --------------
                                                                                    $   17,591,085
--------------------------------------------------------------------------------------------------
  Canada - 0.3%
    Canadian National Railway Co. (Railroads)                          345,300      $   15,409,013
--------------------------------------------------------------------------------------------------
  Chile - 0.1%
    Chilectra S.A., ADR (Utilities - Electric)                         271,700      $    4,447,729
--------------------------------------------------------------------------------------------------
  France - 0.5%
    Alcatel Alsthom Compagnie, ADR
      (Telecommunications)                                             394,700      $    6,709,900
    Sanofi S.A. (Medical and Health Products)                           83,500          12,301,146
    Thomson CSF (Aerospace and Defense)                                382,800          11,703,073
                                                                                    --------------
                                                                                    $   30,714,119
--------------------------------------------------------------------------------------------------
  Netherlands - 0.7%
    Akzo Nobel N.V. (Chemicals)                                        251,870      $    8,970,015
    ING Groep N.V. (Financial Services)                                357,964          16,154,331
    Royal Dutch Petroleum Co., ADR (Oils)                              401,300          19,111,913
                                                                                    --------------
                                                                                    $   44,236,259
--------------------------------------------------------------------------------------------------
  Sweden - 0.2%
    Volvo AB, ADR (Automotive)                                         540,800      $   13,046,800
--------------------------------------------------------------------------------------------------
  Switzerland - 0.3%
    Nestle SA (Food and Beverage Products)                               8,500      $   16,986,431
--------------------------------------------------------------------------------------------------
  United Kingdom - 2.1%
    British Petroleum PLC, ADR (Oils)                                  802,844      $   70,048,139
    Diageo PLC (Food and Beverage Products)                            124,169           1,181,045
    Glaxo Wellcome PLC, ADR (Medical and Health
      Products)                                                        569,100          32,509,838
    SmithKline-Beecham PLC, ADR (Medical and Health
      Products)                                                        190,300          10,418,925
    Zeneca Group (Medical and Health Products)                         234,900           8,298,732
                                                                                    --------------
                                                                                    $  122,456,679
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                $  264,888,115
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,454,674,924)                                      $2,688,622,163
--------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 3.2%
--------------------------------------------------------------------------------------------------
  Agricultural Products
    Case Corp., $4.50                                                   13,000      $      698,750
--------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.2%
    McKesson Financing Trust, 5% *##                                    91,320      $   11,346,510
    National Australia Bank Ltd., 7.875%                                35,000             931,875
                                                                                    --------------
                                                                                    $   12,278,385
--------------------------------------------------------------------------------------------------
  Business Services - 0.1%
    Central Parking Finance Trust, 5.25%*##                             49,850      $    1,302,331
    EVI, Inc., 5%*##                                                    92,300           3,080,513
                                                                                    --------------
                                                                                    $    4,382,844
--------------------------------------------------------------------------------------------------
  Computer Software - Services
    Cendant Corp., 7.5%                                                 29,900      $      747,500
--------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.4%
    Newell Financial Trust Co., 5.25%*##                               365,700      $   20,524,913
    Readers Digest, $1.9336                                             99,700           2,075,006
                                                                                    --------------
                                                                                    $   22,599,919
--------------------------------------------------------------------------------------------------
  Containers - 0.1%
    Sealed Air Corp., $2.00                                            206,000      $    7,441,750
--------------------------------------------------------------------------------------------------
  Entertainment - 0.6%
    CBS Radio, Inc., 7%##                                                2,750      $    4,482,500
    Chancellor Media Corp.,$3.00*                                       10,000             721,250
    Mediaone Group, Inc., 6.25%*                                       458,100          25,596,337
    Royal Caribbean Cruises Ltd., 7.25%                                 41,000           3,487,563
                                                                                    --------------
                                                                                    $   34,287,650
--------------------------------------------------------------------------------------------------
  Financial Institutions - 0.3%
    Finova Finance Trust, 5.5%                                         129,160      $    8,976,620
    Jefferson Pilot Corp., 7.25%                                        25,000           2,375,000
    Merrill Lynch & Co., Inc., 6.25%                                    25,000             553,125
    Salomon, Inc., 6.25%                                                38,300           1,934,150
    Salomon, Inc., 7.625%                                              100,000           4,000,000
    Tosco Financing Trust, 5.75%##                                      34,000           1,470,500
                                                                                    --------------
                                                                                    $   19,309,395
--------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.1%
    Ralston Purina Co., 7%                                              45,000      $    2,745,000
    Suiza Capital Trust II, 5.5%*##                                     23,200             754,000
                                                                                    --------------
                                                                                    $    3,499,000
--------------------------------------------------------------------------------------------------
  Insurance - 0.5%
    American Heritage Life Investment Corp., 8.5%                       27,400      $    1,726,200
    Conseco, Inc., 7%*                                                 324,100          10,604,552
    Frontier Financing Trust, 6.25%*##                                  45,000           1,912,500
    Lincoln National Corp., 7.75%*                                     509,900          12,556,288
    SunAmerica, Inc., $3.10                                              7,000           1,190,000
    SunAmerica, Inc., $3.188                                            40,000           2,052,500
                                                                                    --------------
                                                                                    $   30,042,040
--------------------------------------------------------------------------------------------------
  Metals and Minerals
    Timet Capital Trust, 6.625%##*                                      46,600      $    1,409,650
--------------------------------------------------------------------------------------------------
  Special Products and Services
    Fleetwood Capital Trust, 6%*##                                      34,900      $    1,640,300
--------------------------------------------------------------------------------------------------
  Steel
    USX-Marathon Group, 6.75%*                                          70,000      $    1,365,000
--------------------------------------------------------------------------------------------------
  Stores - 0.1%
    AnnTaylor Finance Trust, 8.5%                                       20,000      $    1,170,000
    TJX Cos., Inc., $7.00                                                4,000           1,000,000
                                                                                    --------------
                                                                                    $    2,170,000
--------------------------------------------------------------------------------------------------
  Telecommunications
    Intermedia Communications, Inc., 7%*##                              39,900      $    1,356,600
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.8%
    CalEnergy Capital Trust III, 6.5%*                                  10,000      $      405,000
    CalEnergy Capital Trust III, 6.5%*##                               247,700          10,031,850
    Devon Financing Trust, $3.25*##                                     45,000           2,677,500
    Houston Industries, Inc., 7.00%                                    145,000          11,065,312
    Texas Utilities Co., 0.50%                                         178,700           8,488,250
    Texas Utilities Co., 9.25%                                         182,000          10,237,500
                                                                                    --------------
                                                                                    $   42,905,412
--------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified
Cost, $176,316,897)                                                                 $  186,134,195
--------------------------------------------------------------------------------------------------

Preferred Stocks - 0.6%
--------------------------------------------------------------------------------------------------
  Aerospace
    Loral Space & Communications, 6%*                                   42,500      $    1,742,500
--------------------------------------------------------------------------------------------------
  Automotive - 0.2%
    Federal Mogul Financing Trust, 7.00%*                               57,100      $    3,147,638
    Tower Automotive Capital Trust, 6.75%*##                           179,800           7,731,400
                                                                                    --------------
                                                                                    $   10,879,038
--------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.1%
    NB Capital Corp., 8.35%*                                             6,700      $    7,296,300
--------------------------------------------------------------------------------------------------
  Insurance - 0.1%
    Lincoln National Corp. 1.85%*                                      171,200      $    3,488,200
    Philadelphia Consolidated Holding Corp, 0.50%*                     228,400           1,998,500
                                                                                    --------------
                                                                                    $    5,486,700
--------------------------------------------------------------------------------------------------
  Media - 0.1%
    Primedia, Inc., 8.625%*                                             20,000      $    1,880,000
--------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services
    MedPartners, Inc., 6.5%                                            150,000      $      909,375
--------------------------------------------------------------------------------------------------
  Special Products and Services
    Budget Group Capital Trust, 6.25%*                                  40,000      $    1,840,000
--------------------------------------------------------------------------------------------------
  Telecommunications
    ICG Funding LLC, 6.75%*                                             24,900      $    1,369,500
--------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.1%
    El Paso Tennessee Pipeline Co., 8.25%                               50,000      $    2,787,500
    MCN Corp., 8.75%                                                    55,200           1,028,100
                                                                                    --------------
                                                                                    $    3,815,600
--------------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $38,809,611)                               $   35,219,013
--------------------------------------------------------------------------------------------------

Bonds - 37.0%
--------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------
U.S. Bonds - 36.2%
  Aerospace - 0.1%
    Northrup Grumman Corp., 9.375s, 2024                           $     4,000      $    4,663,280
--------------------------------------------------------------------------------------------------
  Airlines - 0.9%
  Continental Airlines, Inc., 9.5s, 2001                           $    11,190      $   11,567,662
  Jet Equipment Trust, 9.41s, 2010##                                     3,365           4,192,622
  Jet Equipment Trust, 8.64s, 2012##                                     3,186           3,729,365
  Jet Equipment Trust, 11.44s, 2014##                                    4,700           6,483,556
  Jet Equipment Trust, 10.69s, 2015##                                    1,250           1,623,700
  Northwest Airlines, Inc., 7.625s, 2005                                10,190           9,691,709
  Northwest Airlines, Inc., 8.7s, 2007                                   4,550           4,695,827
  United Airlines Pass-Through Trust, 7.27s,
    2013+                                                                9,552          10,095,634
                                                                                    --------------
                                                                                    $   52,080,075
--------------------------------------------------------------------------------------------------
  Apparel and Textiles - 0.2%
    Burlington Industries, Inc. New, 7.25s, 2027                   $     3,050      $    3,117,588
    Jones Apparel Group, Inc., 6.25s, 2001##                            10,700          10,713,375
                                                                                    --------------
                                                                                    $   13,830,963
--------------------------------------------------------------------------------------------------
  Automotive - 0.3%
    Federal Mogul Corp., 7.5s, 2004                                $     7,335      $    7,410,184
    Federal Mogul Corp., 7.75s, 2006                                     2,530           2,578,095
    Ford Motor Co. Delaware, 8.9s, 2032                                  6,770           8,663,705
                                                                                    --------------
                                                                                    $   18,651,984
--------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 1.3%
    BCI US Funding Trust 1, 8.01s, 2049##                          $    10,500      $   10,080,000
    Beaver Valley Funding Corp., 9s, 2017                               12,340          14,173,847
    BT Institutional Capital Trust, 7.75s, 2026##                        5,000           5,545,650
    Capital One Financial Corp., 7.25s, 2003                             4,845           5,093,113
    Colonial Capital II, 8.92s, 2027                                     5,010           5,866,760
    First Chicago NBD Institutional Capital, 7.95s,
      2026##                                                             2,600           2,794,532
    MBNA Capital, 8.278s, 2026                                          19,130          20,004,241
    Riggs National Corp., 8.5s, 2006                                     2,025           2,121,309
    State Street Bank & Trust I, 7.94s, 2026##                           5,000           5,768,050
    Washington Mutual Capital I, 8.375s, 2027                            4,590           5,078,651
                                                                                    --------------
                                                                                    $   76,526,153
--------------------------------------------------------------------------------------------------
  Building - 0.4%
    McDermott, Inc., 9.375s, 2002                                  $    20,305      $   21,919,857
    Owens Corning Fiberglass Corp., 9.9s, 2015##                         2,329           2,439,297
                                                                                    --------------
                                                                                    $   24,359,154
--------------------------------------------------------------------------------------------------
  Business Services
    Magna International, Inc., 4.875s, 2005##                      $     2,000      $    2,012,500
--------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.2%
    Airtouch Communications, Inc., 6.65s, 2008                     $     9,840      $   10,625,822
--------------------------------------------------------------------------------------------------
  Chemicals - 0.2%
    Solutia, Inc., 7.375s, 2027                                    $     8,655      $    8,509,596
--------------------------------------------------------------------------------------------------
  Conglomerates - 0.7%
    News America Holdings, Inc., 8s, 2016                          $    17,980      $   19,870,058
    News America Holdings, Inc., 9.5s, 2024                              5,410           6,882,656
    News America Holdings, Inc., 10.125s, 2012                          10,000          11,767,700
                                                                                    --------------
                                                                                    $   38,520,414
--------------------------------------------------------------------------------------------------
  Construction Services - 0.2%
    Georgia Pacific Corp., 9.875s, 2021                            $     8,310      $    9,478,802
--------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.5%
    Fingerhut Cos., Inc., 7.375s, 1999                             $     3,000      $    3,045,150
    Hilfiger (Tommy) USA, Inc., 6.5s, 2003                               7,415           7,463,197
    Hilfiger (Tommy) USA Inc., 6.85s, 2008                               5,125           5,191,984
    Protection One Alarm Monit Inc., 7.375s, 2005##                     12,090          12,247,049
                                                                                    --------------
                                                                                    $   27,947,380
--------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 3.9%
    Advanta Credit Card Master Trust II, 5.69s, 2004               $    15,000      $   14,953,050
    AT&T Universal Card Master Trust, 5.778s, 2004                      12,000          11,992,440
    Banamex Credit Card Merchant Voucher, 6.25s, 2003##                  5,650           5,697,672
    BCF LLC, 7.75s, 2026##                                               4,354           4,316,199
    Charming Shoppes Master Trust, 7s, 1999                             10,011          10,089,186
    Contimorgage Home Equity, 6.13s, 2013                               19,000          19,172,140
    Continental Airlines Pass-Through Trust, Inc.,
      6.41s, 2007                                                        2,225           2,303,965
    Continental Airlines Pass-Through Trust, Inc.,
      7.461s, 2015                                                       1,487           1,644,107
    Continental Airlines Pass-Through Trust, Inc.,
      6.648s, 2019                                                       5,475           5,813,464
    Continental Airlines, Inc., 9.5s, 2013                               3,816           4,590,415
    Continental Airlines, Inc., 10.22s, 2014                             8,896          11,432,933
    Criimi Mae Commercial Mortgage Trust, 7s, 2011                       5,500           5,726,875
    Cwabs, Inc., 6.5s, 2013                                             11,111          11,204,909
    Discover Card Mount I, 5.68s, 2005                                  15,000          14,953,050
    Ford Credit Auto Owner Trust, 5.8s, 2000                            13,050          13,066,312
    MBNA Master Credit Card Trust II, 5.798s, 2005                       9,800           9,784,614
    Merrill Lynch Mortgage Investors, Inc., 9s, 2011                       263             269,380
    Merrill Lynch Mortgage Investors, Inc., 9.25s, 2011                     67              67,634
    Merrill Lynch Mortgage Investors, Inc., 8.1s, 2022+                  4,000           3,966,875
    Navistar Financial Owner Trust, 5.956s, 2000                         4,839           4,878,007
    Peoples Bank Credit Card Master Trust, 5.71s, 2004                  21,015          20,883,656
    Residential Accredit Lns, Inc., 7s, 2028                             9,068           9,355,626
    SLM Student Loan Trust, 5.823s, 2007                                25,000          24,859,375
    Time Warner Pass-Through Asset Trust, 6.1s, 2001##                  17,130          17,433,886
                                                                                    --------------
                                                                                    $  228,455,770
--------------------------------------------------------------------------------------------------
  Electrical Equipment
    Honeywell, Inc., 6.625s, 2028                                  $     2,530      $    2,581,258
--------------------------------------------------------------------------------------------------
  Energy
    Wiser Oil Co., 9.5s, 2007                                      $       375      $      292,500
--------------------------------------------------------------------------------------------------
  Entertainment - 1.7%
    Circus Circus Enterprises, Inc., 7s, 2036                      $    11,100      $   10,150,950
    Hearst Argyle Television, Inc., 7s, 2018                             3,525           3,552,601
    Hearst Argyle Television, Inc., 7.5s, 2027                           7,905           8,173,928
    Paramount Communications, Inc., 5.875s, 2000                         3,500           3,538,850
    Time Warner Entertainment Company LP, 8.375s, 2033                  21,720          26,513,604
    Time Warner, Inc., 8.3s, 2036                                       17,848           5,906,617
    Time Warner, Inc., 9.15s, 2023                                      10,398          13,479,032
    Viacom, Inc., 6.75s, 2003                                           27,830          28,574,452
                                                                                    --------------
                                                                                    $   99,890,034
--------------------------------------------------------------------------------------------------
  Financial Institutions - 2.7%
    Banponce Trust I, 8.327s, 2027                                 $     5,000      $    5,112,800
    Capital One Bank, 6.7s, 2008                                        12,780          12,812,589
    Contifinancial Corp., 7.5s, 2002                                     3,814           3,679,976
    Donaldson Lufkin & Jenrette, 6.5s, 2008                              5,780           5,754,857
    First Empire Capital Trust I, 8.234s, 2027                          11,525          12,339,126
    First Merchants Acceptance Corp.**, 9.5s, 2006                       2,000             800,000
    Goldman Sachs Group LP, 5.9s, 2003                                   5,300           5,452,693
    GS Escrow Corp., 6.75s, 2001##                                      28,610          28,292,143
    GS Escrow Corp., 7.125s, 2005##                                     20,130          19,894,680
    Lehman Brothers, Inc., 7.375s, 2007                                  8,055           8,132,569
    Lehman Brothers, Inc., 6.5s, 2008                                    8,095           7,698,426
    Lehman Brothers, Inc., 7.5s, 2026                                   10,608          10,799,899
    Leucadia Capital Trust, 8.65s, 2027                                  2,606           2,900,765
    Natexis Ambs Co. LLC, 8.44s, 2049##                                  5,100           4,743,000
    Providian National Bank, 6.7s, 2003                                  7,850           8,236,613
    Riggs Capital II, 8.875s, 2027                                       3,730           3,987,780
    Salton Sea Funding Corp., 7.37s, 2005                                4,890           5,214,494
    Salton Sea Funding Corp., 7.84s, 2010                                7,270           8,568,640
    Salton Sea Funding Corp., 8.3s, 2011                                 2,500           2,905,450
    United Cos. Financial Corp., 7.7s, 2004                              2,650           2,524,231
                                                                                    --------------
                                                                                    $  159,850,731
--------------------------------------------------------------------------------------------------
  Food Products - 0.3%
    Heinz(HJ) Co., 6.375s, 2028                                    $     9,710      $   10,048,005
    Nabisco, Inc., 6.375s, 2035                                          4,856           4,942,874
                                                                                    --------------
                                                                                    $   14,990,879
--------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.3%
    Georgia Pacific Corp., 7.25s, 2028                             $     9,990      $    9,881,009
    Waterford 3 Funding Corp., 8.09s, 2017                               6,860           7,607,260
                                                                                    --------------
                                                                                    $   17,488,269
--------------------------------------------------------------------------------------------------
  Industrial - 0.7%
    Interace Inc., 7.3s, 2008                                      $     7,200      $    7,749,000
    Lowes Cos., Inc., 6.875s, 2028                                       2,700           2,796,282
    Owens Illinois, Inc., 7.35s, 2008                                    8,920           9,381,967
    Owens Illinois, Inc., 7.5s, 2010                                     7,420           7,916,546
    Owens Illinois, Inc., 7.8s, 2018                                    11,220          11,538,648
    Network Associates, Inc., 5.692s, 2018##                             7,470           2,838,448
                                                                                    --------------
                                                                                    $   42,220,891
--------------------------------------------------------------------------------------------------
  Insurance - 1.3%
    Atlantic Mutual Insurance Co., 8.15s, 2028##                   $    16,283      $   17,844,703
    Conseco, Inc., 6.4s, 2001                                            8,910           8,976,736
    Fairfax Financial Holdings Limited, 7.375s, 2018                     6,650           6,485,811
    NGC Corp. Capital Trust I, 8.316s, 2027                              3,255           3,841,779
    Providian Capital I, 9.525s, 2027##                                  9,350          10,514,168
    Safeco Capital Trust I, 8.072s, 2037                                27,823          29,205,247
                                                                                    --------------
                                                                                    $   76,868,444
--------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.2%
    Bausch & Lomb, Inc., 6.5s, 2005                                $     4,895      $    5,004,110
    Bausch & Lomb, Inc., 7.125s, 2028                                    4,895           5,289,194
    Tenet Healthcare Corp., 7.625s, 2008##                               1,950           1,969,500
                                                                                    --------------
                                                                                    $   12,262,804
--------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.7%
    Columbia/HCA Healthcare Corp., 6.5s, 1999                      $     4,059      $    4,058,635
    Columbia/HCA Healthcare Corp., 6.875s, 2001                          2,250           2,276,932
    Columbia/HCA Healthcare Corp., 7.69s, 2025                          16,118          14,113,243
    HealthSouth Corp., 3.25s, 2003                                       1,994           1,520,425
    HealthSouth Corp., 6.875s, 2005##                                   11,030          11,646,246
    Tenet Healthcare Corp., 8s, 2005                                     4,850           4,922,750
    Tenet Healthcare Corp., 8.625s, 2007                                   857             889,138
                                                                                    --------------
                                                                                    $   39,427,369
--------------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    KCS Energy, Inc., 8.875s, 2008                                 $     2,670      $    2,189,400
    Ultramar Diamond Shamrock Corp., 7.2s, 2017                          5,030           5,020,644
                                                                                    --------------
                                                                                    $    7,210,044
--------------------------------------------------------------------------------------------------
  Oils - 0.9%
    Gulf Canada, 9.25s, 2004                                       $     1,785      $    1,852,598
    Husky Oil Ltd., 8.9s, 2028##                                        12,785          12,593,225
    Lasmo USA, Inc., 7.125s, 2003                                        2,673           2,756,531
    Lasmo USA, Inc., 6.75s, 2007                                         7,380           7,300,518
    Lasmo USA, Inc., 8.375s, 2023                                        1,000           1,079,340
    Lasmo USA, Inc., 7.3s, 2027                                          6,324           5,915,153
    Oryx Energy Co., 8.375s, 2004                                        3,740           4,002,473
    Petroleum Geo Services, 7.125s, 2028                                12,015          11,594,475
    Transocean Offshore, Inc., 8s, 2027                                  4,050           4,483,593
                                                                                    --------------
                                                                                    $   51,577,906
--------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.1%
    Circus Circus Enterprises, Inc., 6.7s, 2096                    $     4,500      $    4,250,250
--------------------------------------------------------------------------------------------------
  Retail - 0.1%
    Dillards, Inc., 7.13s, 2018                                    $     4,875      $    5,094,375
--------------------------------------------------------------------------------------------------
  Stores
    Rite Aid Corp., 5.25s, 2002##                                  $     2,000      $    2,380,000
--------------------------------------------------------------------------------------------------
  Telecommunications - 1.6%
    Continental Cablevision, Inc., 11s, 2007                       $    19,020      $   20,639,743
    MCI Worldcom, Inc., 7.55s, 2004                                      2,695           2,935,125
    TCI Communications Financing III, 9.65s, 2027                       14,400          18,436,896
    TCI Communications, Inc., 8s, 2005                                   4,085           4,668,420
    TCI Communications, Inc., 7.125s, 2028                               5,025           5,491,521
    Tele Communications, Inc., 7.375s, 2000                             20,000          20,521,800
    Tele Communications, Inc., 7.875s, 2013                              6,520           7,588,432
    TKR Cable, Inc., 10.5s, 2007                                         7,500           8,251,275
    Turner Broadcasting Systems, Inc., 8.375s, 2013                      1,245           1,416,673
    WorldCom, Inc., 8.875s, 2006                                         5,000           5,484,800
                                                                                    --------------
                                                                                    $   95,434,685
--------------------------------------------------------------------------------------------------
  Transportation - 0.1%
    Federal Express Corp., 7.65s, 2014                             $     4,286      $    4,692,884
--------------------------------------------------------------------------------------------------
  U.S. Federal Agencies - 1.1%
      Federal National Mortgage Assn., 6.5s, 2001 - 2099           $    65,112      $   66,474,548
--------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 11.1%
  Government National Mortgage Association - 4.5%
    GNMA, 7s, 2027 - 2028                                          $    11,496      $   11,865,933
    GNMA, 7.5s, 2023 - 2028                                            141,816         147,005,560
    GNMA, 8s, 2007 - 2099                                               99,588         103,874,938
                                                                                    --------------
                                                                                    $  262,746,431
--------------------------------------------------------------------------------------------------
  Small Business Administration
    SBA, 8.8s, 2011                                                $       431      $      487,497
--------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 6.6%
    U.S. Treasury Bonds, 12.375s, 2004                             $    25,000      $   34,754,000
    U.S. Treasury Bonds, 9.875s, 2015                                   28,500          44,059,290
    U.S. Treasury Bonds, 6.125s, 2027                                   31,776          36,631,690
    U.S. Treasury Bonds, 6.375s, 2027                                   12,615          14,944,833
    U.S. Treasury Bonds, 6.625s, 2027                                   75,250          91,428,750
    U.S. Treasury Bonds, 5.5s, 2028                                     24,665          26,661,385
    U.S. Treasury Notes, 5.5s, 2008                                     12,000          12,980,640
    U.S. Treasury Notes, 5.625s, 2008                                   28,575          31,253,906
    U.S. Treasury Notes, 6.5s, 2005 - 2006                              74,395          84,358,734
    U.S. Treasury Notes, 7.875s, 2004                                    4,655           5,510,356
                                                                                    --------------
                                                                                    $  382,583,584
--------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                    $  645,817,512
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.8%
    CalEnergy Co., Inc., 9.875s, 2003                              $     5,835      $    6,443,124
    CalEnergy Co., Inc., 7.23s, 2005                                     4,780           4,872,732
    CalEnergy Co., Inc., 7.63s, 2007                                     3,500           3,620,050
    CalEnergy Co., Inc., 7.52s, 2008                                     7,185           7,347,309
    Cleveland Electric Illuminating Co., 7.43s, 2009                     8,485           9,226,674
    Cleveland Electric Illuminating Co., 7.88s, 2017                    11,110          11,565,399
    Cleveland Electric Illuminating Co., 9s, 2023                        9,118           9,835,130
    Comed Financing II, 8.5s, 2027##                                     4,400           4,741,176
    Commonwealth Edison Co., 7.625s, 2007                                3,605           4,004,650
    Commonwealth Edison Co., 6.95s, 2018                                 8,640           8,855,741
    Connecticut Light & Power Co., 6.125s, 2004                          3,000           2,970,540
    Connecticut Light & Power Co., 8.59s, 2003                           7,800           8,166,600
    Connecticut Light & Power Co., 7.875s, 2024                          6,000           6,386,220
    Edison Mission Energy, 7.33s, 2008##                                 1,450           1,627,611
    El Paso Electric Co., 8.9s, 2006                                     3,810           4,355,554
    Ggib Funding Corp., 7.43s, 2011                                     22,767          24,131,407
    Long Island Lighting Co., 7.5s, 2007                                14,976          15,522,774
    Long Island Lighting Co., 8.2s, 2023                                 5,950           6,726,118
    Midland Cogeneration Venture Corp., 10.33s, 2002                     8,526           9,267,562
    Midland Funding Corp. II, "A", 11.75s, 2005                          1,750           2,170,822
    Midland Funding Corp., "B", 13.25s, 2006                             4,070           5,270,813
    Montana Power Co., 7.875s, 2026                                      2,275           2,711,254
    Niagara Mohawk Power Corp., 7.75s, 2006                              6,125           6,747,361
    Niagara Mohawk Power Corp., 8.75s, 2022                              7,190           7,656,847
    Niagara Mohawk Power Corp., 8.5s, 2023                               4,650           5,182,285
    North Atlantic Energy, 9.05s, 2002                                   4,846           5,048,950
    Northeast Utilities, 8.58s, 2006                                     3,355           3,640,580
    Seabrook Station, 7.83s, 2019                                        5,037           5,797,940
    Texas & New Mexico Power Co., 12.5s, 1999                           10,485          10,674,149
    Texas Utilities Co., 6.375s, 2008                                    9,890          10,066,339
    Toledo Edison Co., 7.875s, 2004                                      7,275           7,886,173
                                                                                    --------------
                                                                                    $  222,519,884
--------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.5%
    Coastal Corp., 6.5s, 2008                                      $     6,940      $    7,109,128
    Coastal Corp., 7.42s, 2037                                           3,200           3,282,144
    Louis Dreyfus Natural Gas Corp., 6.875s, 2007                        5,590           5,484,908
    Tennessee Gas Pipeline Co., 7.625s, 2037                             5,932           6,202,558
    Texas Gas Transmission Corp., 7.25s, 2027                            5,300           5,417,289
                                                                                    --------------
                                                                                    $   27,496,027
--------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                    $2,114,483,187
--------------------------------------------------------------------------------------------------
Foreign Bonds - 0.8%
  Argentina - 0.1%
    Hidroelectrica Alicura, 8.375s, 1999##
      (Utilities - Electric)                                       $     6,244      $    5,994,240
--------------------------------------------------------------------------------------------------
  Chile - 0.1%
    Empresa Nacional de Electric, 7.325s, 2037
      (Utilities - Electric)                                       $     5,114      $    4,571,456
--------------------------------------------------------------------------------------------------
  Colombia - 0.1%
    Republic of Colombia, 8.75s, 1999 (Government)                 $     3,640      $    3,476,200
    Republic of Columbia, 8.82s, 2005 (Government)                       4,352           3,612,160
                                                                                    --------------
                                                                                    $    7,088,360
--------------------------------------------------------------------------------------------------
  Finland - 0.1%
    Upm Kymmene Corp., 7.45s, 2027## (Forest and
      Paper Products)                                              $     6,760      $    7,625,145
--------------------------------------------------------------------------------------------------
  Mexico - 0.1%
    Banco Commercial S.A., 8.25s, 2007## (Financial
      Services)                                                    $     2,710      $    2,303,500
--------------------------------------------------------------------------------------------------
  Norway - 0.1%
    Union Bank Norway, 1s, 2049## (Banks and Credit
      Cos.)                                                        $     2,273      $    2,352,487
--------------------------------------------------------------------------------------------------
  Supra National
    Corporacion Andina de Fomento, 7.1s, 2003
      (Banks and Credit Cos.)                                      $     1,184      $    1,135,101
--------------------------------------------------------------------------------------------------
  Thailand
    Jasmine Submarine Telecom Ltd., 8.483s, 2011##
      (Industrial)                                                 $     2,447      $    1,810,961
--------------------------------------------------------------------------------------------------
  United Kingdom
    Colt Telecom Group, 7.625s, 2008
      (Telecommunications)                                         $     3,910      $    2,062,953
--------------------------------------------------------------------------------------------------
  Venezuela - 0.2%
    Cerro Negro Finance Ltd., 7.9s, 2020 (Financial
      Institutions)##                                              $    12,238      $   10,118,378
--------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                 $   45,062,581
--------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $2,095,279,637)                                       $2,159,545,768
--------------------------------------------------------------------------------------------------

Convertible Bonds - 1.7%
--------------------------------------------------------------------------------------------------
U.S. Bonds - 1.6%
  Advertising
    Omnicom Group, Inc., 4.25s, 2007##                             $     1,700      $    2,607,375
--------------------------------------------------------------------------------------------------
  Aerospace
    Hexcel Corp., 7s, 2003                                         $     2,000      $    1,862,500
--------------------------------------------------------------------------------------------------
  Business Machines - 0.2%
    Xerox Corp., 0s, 2018##                                        $    16,400      $    9,184,000
--------------------------------------------------------------------------------------------------
  Business Services - 0.1%
    Concentra Managed Care, Inc., 4.5s, 2003                       $     2,000      $    1,240,000
    Personnel Group of America, Inc., 5.75s, 2004##                      1,994           1,797,093
                                                                                    --------------
                                                                                    $    3,037,093
--------------------------------------------------------------------------------------------------
  Chemicals - 0.1%
    Sepracor, Inc., 6.25s, 2005##                                  $     1,998      $    3,104,393
--------------------------------------------------------------------------------------------------
  Computer Software - Services
    Affiliated Computer Services, Inc., 4s, 2005##                 $     1,495      $    1,383,809
--------------------------------------------------------------------------------------------------
  Computer Software - Systems
    EMC Corp., 3.25s, 2002                                         $       500      $    1,277,500
    SCI Systems Inc., 5s, 2006##                                           750             910,313
                                                                                    --------------
                                                                                    $    2,187,813
--------------------------------------------------------------------------------------------------
  Electronics
    Photronics, Inc., 6s, 2004                                     $       639      $      532,766
--------------------------------------------------------------------------------------------------
  Financial Institutions - 0.2%
    ADT Operations, Inc., 0s, 2010                                 $     6,940      $   10,297,225
--------------------------------------------------------------------------------------------------
  Financial Services - 0.1%
    Bell Atlantic Financial Services, Inc., 4.25s, 2005##          $     6,590      $    6,392,300
--------------------------------------------------------------------------------------------------
  Industrial
    Waste Management, Inc., 4s, 2002                               $     1,746      $    2,138,850
--------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.1%
    Roche Holdings, Inc., 0s, 2010 (Medical and
      Health Technology and Services)##                            $     4,230      $    2,580,300
    Ventritex, Inc., 5.75s, 2001                                           880             900,900
                                                                                    --------------
                                                                                    $    3,481,200
--------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.1%
    HealthSouth Corp., 3.25s, 2003##                               $     3,900      $    2,973,750
    National Health Investors, Inc., 7.75s, 2001                           500             484,375
    Quintiles Transnational Corp., 4.25s, 2000##                         1,250           1,550,000
    Quintiles Transnational Corp., 4.25s, 2000                             400             496,000
    Sunrise Assisted Living, Inc., 5.5s, 2002##                          1,000           1,091,250
                                                                                    --------------
                                                                                    $    6,595,375
--------------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    Diamond Offshore Drilling, Inc., 3.75s, 2007                   $     2,760      $    2,321,850
    Key Energy, 5s, 2004##                                               1,985           1,255,512
    Parker Drilling Co., 5.5s, 2004                                      2,494           1,776,975
    Seacorp Holdings, Inc., 5.375s, 2006##                               2,000           1,827,500
                                                                                    --------------
                                                                                    $    7,181,837
--------------------------------------------------------------------------------------------------
  Pharmaceuticals
    Omnicare, Inc., 5s, 2007##                                     $     1,497      $    1,562,494
--------------------------------------------------------------------------------------------------
  Pollution Control - 0.1%
    Sanifill, Inc., 5s, 2006                                       $     1,250      $    2,154,688
    USA Waste Services, Inc., 7.125s, 2007                               1,500           1,634,595
                                                                                    --------------
                                                                                    $    3,789,283
--------------------------------------------------------------------------------------------------
  Real Estate
    Liberty Property Ltd. Partnership, 8.4s, 2001                  $     2,300      $    3,030,250
--------------------------------------------------------------------------------------------------
  Restaurants and Lodging
    Marriot International, Inc., 0s, 2011##                        $     3,000      $    1,796,250
--------------------------------------------------------------------------------------------------
  Special Products and Services - 0.1%
    United Waste Systems, Inc., 4.5s, 2001##                       $     2,250      $    3,757,500
--------------------------------------------------------------------------------------------------
  Stores - 0.1%
    Office Depot, Inc., 0s, 2008                                   $     1,750      $    1,168,125
    Rite Aid Corp., 5.25s, 2002                                            610             725,900
    Saks Holdings, Inc., 5.5s, 2006                                      2,245           2,228,162
    Staples, Inc., 4.5s, 2000##                                            500             937,500
                                                                                    --------------
                                                                                    $    5,059,687
--------------------------------------------------------------------------------------------------
  Telecommunications - 0.2%
    Global Telesystems Group, Inc., 5.75s, 2010                    $     4,000      $    3,132,500
    Jacor Communications, Inc., 0s, 2011                                 3,500           2,563,750
    Tele Communications International, Inc., 4.5s, 2006                  2,420           2,314,125
    World Access, Inc., 4.5s, 2002##                                     1,990           1,611,900
                                                                                    --------------
                                                                                    $    9,622,275
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.1%
    AES Corp., 4.5s, 2005                                          $     5,170      $    4,698,238
--------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                    $   93,302,513
--------------------------------------------------------------------------------------------------
Foreign Bonds - 0.1%
  Netherlands - 0.1%
    Daimler Benz, 0s, 2017 (Automotive)##                          $     2,440      $    1,152,900
    Koninklojke Ahold Nv, 3s, 2003 (Food and
      Beverage Products)                                                 4,000           2,216,552
                                                                                    --------------
                                                                                    $    3,369,452
--------------------------------------------------------------------------------------------------
  Switzerland
    Swiss Life Finance Ltd., 1.5s, 2003 (Finance)                  $     1,382      $    1,565,115
--------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                 $    4,934,567
--------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $89,430,335)                              $   98,237,080
--------------------------------------------------------------------------------------------------
Municipal Bonds - 0.2%
--------------------------------------------------------------------------------------------------
  Electric and Gas Utility Revenue - 0.2%
    Long Island Power Authority, NY, 5.125s, 2022                  $     7,500      $    7,598,700
    Long Island Power Authority, NY, 5.25s, 2026                         1,550           1,576,381
                                                                                    --------------
                                                                                    $    9,175,081
--------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $8,875,297)                                 $    9,175,081
--------------------------------------------------------------------------------------------------
Rights - 0.3%
--------------------------------------------------------------------------------------------------
                                                                       SHARES
--------------------------------------------------------------------------------------------------
  CVS Corp.* (Identified Cost, $15,615,239)                            219,900      $   17,921,850
--------------------------------------------------------------------------------------------------

Short-Term Obligations - 9.8%
--------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
--------------------------------------------------------------------------------------------------
  Federal Farm Credit Bank, due 10/01/98 - 10/21/98                $    28,000      $   27,922,614
  Federal Home Loan Bank, due 10/09/98 - 1/04/99                        75,700          75,333,307
  Federal Home Loan Mortgage Corp., due 10/01/98 - 12/15/98            317,499         316,337,103
  Federal National Mortgage Assn., due 10/05/98 - 11/24/98             133,099         132,927,915
  General Electric Capital Corp., due 10/01/98                          20,000          20,000,000
--------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                     $  572,520,939
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $5,451,522,879)                                 $5,767,376,089
Other Assets, Less Liabilities - 1.2%                                                   72,063,635
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $5,839,439,724
--------------------------------------------------------------------------------------------------
 * Non-income producing security.
** Non-income producing security-in default.
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
SEPTEMBER 30, 1998
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $5,451,522,879)       $5,767,376,089
  Cash                                                               2,471,558
  Receivable for Fund shares sold                                    9,920,111
  Receivable for investments sold                                  119,521,543
  Dividends and interest receivable                                 41,518,217
  Other assets                                                          56,031
                                                                --------------
      Total assets                                              $5,940,863,549
                                                                --------------
Liabilities:
  Distributions payable                                         $    2,187,397
  Payable for Fund shares reacquired                                15,469,306
  Payable for investments purchased                                 82,294,802
  Payable for forward currency exchange contracts closed
    or subject to master netting agreements                             40,735
  Payable for daily variation margin on futures contracts              319,131
  Payable to affiliates -
    Management fee                                                      48,676
    Shareholder servicing agent fee                                     18,129
    Distribution and service fee                                        97,736
    Administrative fee                                                   1,027
  Accrued expenses and other liabilities                               946,886
                                                                --------------
      Total liabilities                                         $  101,423,825
                                                                --------------
Net assets                                                      $5,839,439,724
                                                                ==============
Net assets consist of:
  Paid-in capital                                               $4,776,117,743
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                315,823,922
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                  753,458,252
  Accumulated distributions in excess of net investment
    income                                                          (5,960,193)
                                                                --------------
      Total                                                     $5,839,439,724
                                                                ==============
Shares of beneficial interest outstanding                         363,638,825
                                                                  ===========
Class A shares:
  Net asset value per share
    (net assets of $3,502,752,437 / 218,137,383 shares of
     beneficial interest outstanding)                              $16.06
                                                                   ======
  Offering price per share (100 / 95.25)                           $16.86
                                                                   ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $1,983,771,316 / 123,572,332 shares of
     beneficial interest outstanding)                              $16.05
                                                                   ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $335,596,447 / 20,850,631 shares of
     beneficial interest outstanding)                              $16.10
                                                                   ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $17,319,524 / 1,078,479 shares of
     beneficial interest outstanding)                              $16.06
                                                                   ======
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30, 1998
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                      $ 166,982,484
    Dividends                                                        76,150,741
    Foreign taxes withheld                                             (882,584)
                                                                  -------------
      Total investment income                                     $ 242,250,641
                                                                  -------------
  Expenses -
    Management fee                                                $  19,252,268
    Trustees' compensation                                              158,631
    Shareholder servicing agent fee                                   6,481,832
    Distribution and service fee (Class A)                           11,988,833
    Distribution and service fee (Class B)                           18,619,719
    Distribution and service fee (Class C)                            2,578,174
    Administrative fee                                                  350,854
    Custodian fee                                                     1,105,998
    Printing                                                            158,259
    Postage                                                             715,655
    Auditing fees                                                        54,352
    Legal fees                                                           20,079
    Miscellaneous                                                     2,778,296
                                                                  -------------
      Total expenses                                              $  64,262,950
    Fees paid indirectly                                               (816,884)
                                                                  -------------
      Net expenses                                                $  63,446,066
                                                                  -------------
        Net investment income                                     $ 178,804,575
                                                                  -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $ 800,383,488
    Futures contracts                                                (3,890,786)
    Foreign currency transactions                                      (239,034)
                                                                  -------------
        Net realized gain on investments and foreign
          currency transactions                                   $ 796,253,668
                                                                  -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $(634,001,993)
    Futures contracts                                                  (108,836)
    Translation of assets and liabilities in foreign currencies         (20,170)
                                                                  -------------
        Net unrealized loss on investments and foreign
          currency translation                                    $(634,130,999)
                                                                  -------------
          Net realized and unrealized gain on investments
            and foreign currency transactions                     $ 162,122,669
                                                                  -------------
            Increase in net assets from operations                $ 340,927,244
                                                                  =============

See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                              1998                 1997
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                     $  178,804,575       $  161,888,144
  Net realized gain on investments and
    foreign currency transactions              796,253,668          422,224,799
  Net unealized gain (loss) on
    investments and foreign currency
    translation                               (634,130,999)         422,172,260
                                            --------------       --------------
      Increase in net assets from
        operations                          $  340,927,244       $1,006,285,203
                                            --------------       --------------
Distributions declared to shareholders --
  From net investment income (Class A)      $ (121,499,301)      $ (109,704,957)
  From net investment income (Class B)         (54,239,945)         (46,073,857)
  From net investment income (Class C)          (7,497,888)          (4,116,016)
  From net investment income (Class I)            (682,347)            (494,322)
  From net realized gain on investments
    and foreign currency transactions
    (Class A)                                 (261,131,649)        (182,350,658)
  From net realized gain on investments
    and foreign currency transactions
    (Class B)                                 (141,020,364)         (93,208,564)
  From net realized gain on investments
    and foreign currency transactions
    (Class C)                                  (16,513,122)          (6,625,287)
  From net realized gain on investments
    and foreign currency transactions
    (Class I)                                   (1,386,719)                --
  In excess of net investment income
    (Class A)                                   (2,862,953)                --
  In excess of net investment income
    (Class B)                                   (1,278,085)                --
  In excess of net investment income
    (Class C)                                     (176,677)                --
  In excess of net investment income
    (Class I)                                      (16,078)                --
                                            --------------       --------------
      Total distributions declared to
        shareholders                        $ (608,305,128)      $ (442,573,661)
                                            --------------       --------------
Net increase in net assets from Fund
  share transactions                        $  994,203,939       $  613,016,871
                                            --------------       --------------
      Total increase in net assets          $  726,826,055       $1,176,728,413
Net assets:
  At beginning of period                     5,112,613,669        3,935,885,256
                                            --------------       --------------
  At end of period (including
    accumulated distributions in excess
    of net investment income and
    undistributed net investment income
    of $5,960,193 and $5,114,906,
    respectively)                           $5,839,439,724       $5,112,613,669
                                            ==============       ==============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights
-------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                           1998        1997        1996        1995        1994
-------------------------------------------------------------------------------------------------------
                                                CLASS A
-------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $16.92      $15.03      $14.46      $12.80      $13.70
                                                 ------      ------      ------      ------      ------
Income from investment operations# -
  Net investment income(S)                       $ 0.57      $ 0.60      $ 0.64      $ 0.64      $ 0.54
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                   0.53        2.94        1.21        1.64       (0.69)
                                                 ------      ------      ------      ------      ------
      Total from investment operations           $ 1.10      $ 3.54      $ 1.85      $ 2.28      $(0.15)
                                                 ------      ------      ------      ------      ------
Less distributions declared to shareholders -
  From net investment income                     $(0.58)     $(0.59)     $(0.62)     $(0.61)     $(0.54)
  From net realized gain on investments
    and foreign currency transactions             (1.37)      (1.06)      (0.66)      (0.01)      (0.10)
  In excess of net investment income              (0.01)       --          --          --          --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   --          --          --          --         (0.11)
                                                 ------      ------      ------      ------      ------
      Total distributions declared to
        shareholders                             $(1.96)     $(1.65)     $(1.28)     $(0.62)     $(0.75)
                                                 ------      ------      ------      ------      ------
Net asset value - end of period                  $16.06      $16.92      $15.03      $14.46      $12.80
                                                 ======      ======      ======      ======      ======
Total return++                                    6.98%      25.27%      13.50%      18.36%     (1.07)%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                      0.90%       0.93%       0.91%       0.87%       0.85%
  Net investment income                           3.44%       3.84%       4.35%       4.82%       4.26%
Portfolio turnover                                 126%        143%        140%        102%         91%
Net assets at end of period (000,000 omitted)    $3,503      $3,199      $2,568      $2,242      $1,857
 #  Per share data for the periods subsequent to September 30, 1993, are based on average shares outstanding.
##  For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
++  Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The distributor did not impose a portion of its distribution fee for the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
Net investment income                              --          --          --        $ 0.63      $ 0.52
Ratios (to average net assets):
  Expenses##                                       --          --          --         0.97%       0.95%
  Net investment income                            --          --          --         4.72%       4.16%

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                          1993         1992        1991        1990        1989
-------------------------------------------------------------------------------------------------------
                                               CLASS A
-------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $12.42      $11.82      $10.25      $11.58      $10.13
                                                 ------      ------      ------      ------      ------
Income from investment operations -
  Net investment income                          $ 0.45      $ 0.65      $ 0.67      $ 0.64      $ 0.65
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                   1.74        0.75        1.57       (1.25)       1.71
                                                 ------      ------      ------      ------      ------
      Total from investment operations           $ 2.19      $ 1.40      $ 2.24      $(0.61)     $ 2.36
                                                 ------      ------      ------      ------      ------
Less distributions declared to shareholders -
  From net investment income**                   $(0.59)     $(0.66)     $(0.61)     $(0.66)     $(0.63)
  From net realized gain on investments
    and foreign currency transactions             (0.32)      (0.14)      (0.06)      (0.06)      (0.28)
                                                 ------      ------      ------      ------      ------
      Total distributions declared to
        shareholders                             $(0.91)     $(0.80)     $(0.67)     $(0.72)     $(0.91)
                                                 ------      ------      ------      ------      ------
Net asset value - end of period                  $13.70      $12.42      $11.82      $10.25      $11.58
                                                 ======      ======      ======      ======      ======
Total return++                                   18.32%      12.26%      22.25%     (5.59)%      23.46%
Ratios (to average net assets)/Supplemental data:
  Expenses                                        0.84%       0.84%       0.87%       0.85%       0.72%
  Net investment income                           4.51%       5.40%       5.89%       5.71%       5.97%
Portfolio turnover                                  95%         84%         74%         50%         53%
Net assets at end of period (000,000 omitted)    $1,702      $1,198        $909        $707        $628
**For the years ended September 30, 1992, and 1991, $0.0508 and $0.0596, respectively, of per share distributions from net investment income have been redesignated as distributions from capital gains.
++  Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                   1998        1997        1996        1995        1994        1993*
------------------------------------------------------------------------------------------------------------
                                        CLASS B
------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of  period   $16.92      $15.02      $14.46      $12.80      $13.70      $13.53
                                         ------      ------      ------      ------      ------      ------
Income from investment operations# -
  Net investment income                  $ 0.46      $ 0.50      $ 0.52      $ 0.53      $ 0.39      $ 0.06
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency transactions          0.53        2.95        1.21        1.64       (0.65)       0.16
                                         ------      ------      ------      ------      ------      ------
      Total from investment operations   $ 0.99      $ 3.45      $ 1.73      $ 2.17      $(0.26)     $ 0.22
                                         ------      ------      ------      ------      ------      ------
Less distributions declared to shareholders -
  From net investment income             $(0.48)     $(0.49)     $(0.51)     $(0.50)     $(0.43)     $(0.05)
  From net realized gain on investments
    and foreign currency transactions     (1.37)      (1.06)      (0.66)       --          --          --
  In excess of net investment income      (0.01)       --          --         (0.01)      (0.10)       --
  From paid in capital                     --          --          --          --         (0.11)       --
                                         ------      ------      ------      ------      ------      ------
      Total distributions declared
        to shareholders                  $(1.86)     $(1.55)     $(1.17)     $(0.51)     $(0.64)     $(0.05)
                                         ------      ------      ------      ------      ------      ------
Net asset value - end of period          $16.05      $16.92      $15.02      $14.46      $12.80      $13.70
                                         ======      ======      ======      ======      ======      ======
                                          6.22%      24.51%      12.49%      17.46%     (1.93)%      15.24%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                              1.55%       1.60%       1.67%       1.71%       1.70%       1.75%+
  Net investment income                   2.80%       3.17%       3.56%       3.97%       3.45%       3.98%+
Portfolio turnover                         126%        143%        140%        102%         91%         95%
Net assets at end of period
  (000,000 omitted)                      $1,984      $1,707      $1,284      $1,005        $843        $532
 * For the period from the inception of Class B, August 23, 1993, through September 30, 1993.
 + Annualized.
++ Not annualized.
 # Per share data for the periods subsequent to September 30, 1993, are based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                           1998        1997        1996        1995        1994**
---------------------------------------------------------------------------------------------------------
                                                CLASS C
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $16.96      $15.06      $14.49      $12.80      $12.92
                                                 ------      ------      ------      ------      ------
Income from investment operations# -
  Net investment income                          $ 0.46      $ 0.50      $ 0.53      $ 0.54      $ 0.08
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                   0.53        2.95        1.22        1.66       (0.13)
                                                 ------      ------      ------      ------      ------
      Total from investment operations           $ 0.99      $ 3.45      $ 1.75      $ 2.20      $(0.05)
                                                 ------      ------      ------      ------      ------
Less distributions declared to shareholders -
  From net investment income                     $(0.47)     $(0.49)     $(0.52)     $(0.50)     $(0.07)
  From net realized gain on investments
    and foreign currency transactions             (1.37)      (1.06)      (0.66)      (0.01)       --
  In excess of net investment income              (0.01)       --          --          --          --
                                                 ------      ------      ------      ------      ------
      Total distributions declared to
        shareholders                             $(1.85)     $(1.55)     $(1.18)     $(0.51)     $(0.07)
                                                 ------      ------      ------      ------      ------
Net asset value - end of period                  $16.10      $16.96      $15.06      $14.49      $12.80
                                                 ======      ======      ======      ======      ======
Total return                                      6.27%      24.39%      12.67%      17.66%     (0.41)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                      1.55%       1.60%       1.63%       1.67%       1.76%+
  Net investment income                           2.80%       3.16%       3.67%       4.14%       4.08%+
Portfolio turnover                                 126%        143%        140%        102%         91%
Net assets at end of period (000,000 omitted)      $336        $190         $83         $23          $1
** For the period from the inception of Class C, August 1, 1994, through September 30, 1994.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------
                                                        YEAR ENDED               PERIOD ENDED
                                                SEPTEMBER 30, 1998      SEPTEMBER 30, 1997***
---------------------------------------------------------------------------------------------
                                                           CLASS I
---------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                       $16.92                     $14.70
                                                            ------                     ------
Income from investment operations# -
  Net investment income                                     $ 0.63                     $ 0.48
  Net realized and unrealized gain on investments and
    foreign currency transactions                             0.53                       2.23
                                                            ------                     ------
      Total from investment operations                      $ 1.16                     $ 2.71
                                                            ------                     ------
Less distributions declared to shareholders -
  From net investment income                                $(0.64)                    $(0.49)
  From net realized gain on investments and foreign
    currency transactions                                    (1.37)                      --
  In excess of net investment income                         (0.01)                      --
                                                            ------                     ------
      Total distributions declared to shareholders          $(2.02)                    $(0.49)
                                                            ------                     ------
Net asset value - end of period                             $16.06                     $16.92
                                                            ======                     ======
Total return                                                 7.35%                     18.69%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                 0.55%                      0.60%+
  Net investment income                                      3.79%                      4.16%+
Portfolio turnover                                            126%                       143%
Net assets at end of period (000,000 omitted)                  $17                        $16
*** For the period from the inception of Class I, January 2, 1997, through September 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Total Return Fund (the Fund) is a diversified series of MFS Series Trust V (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains. During the year ended September 30, 1998, distributions in excess of net investment income was increased by $1,626,400, the accumulated net realized gain on investments was increased by $904,035, and paid-in-capital was increased by $722,365 due to differences between book and tax accounting for mortgage- backed securities and currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE DAILY NET ASSETS              BASED ON GROSS INCOME
------------------------------------------     ---------------------------------
First $200 million                  0.250%     First $14 million           3.57%
In excess of $200 million           0.212%     In excess of $14 million    3.04%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $50,056 for the year ended September 30, 1998.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $1,401,379 for the year ended September 30, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,142,409 for the year ended September 30, 1998. Fees incurred under the distribution plan during the year ended September 30, 1998, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $220,757 and $67,115 for Class B and Class C shares, respectively, for the year ended September 30, 1998. Fees incurred under the distribution plan during the year ended September 30, 1998, were 1.00% of average daily net assets attributable to both Class B and Class C shares.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended September 30, 1998, were $39,263, $2,278,545, and $71,068 for Class A, Class
B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
                                                    PURCHASES             SALES
-------------------------------------------------------------------------------
U.S. government securities                     $1,820,087,069    $1,499,481,790
                                               --------------    --------------
Investments (non-U.S. government securities)   $4,934,252,140    $5,108,471,527
                                               --------------    --------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $5,458,901,882
                                                                 --------------
Gross unrealized appreciation                                    $  479,437,698
Gross unrealized depreciation                                      (170,963,491)
                                                                 --------------
    Net unrealized appreciation                                  $  308,474,207
                                                                 ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                       YEAR ENDED SEPTEMBER 30, 1998     YEAR ENDED SEPTEMBER 30, 1997
                                       -----------------------------     -----------------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                             55,504,066     $912,117,694        45,594,446     $706,971,591
Shares issued to shareholders in
  reinvestment of distributions         21,559,401      342,963,749        16,846,895      254,622,294
Shares transferred to Class I                 --               --          (1,095,793)     (16,108,156)
Shares reacquired                      (47,976,585)    (789,009,468)      (43,162,914)    (672,300,086)
                                        ----------     ------------        ----------     ------------
    Net increase                        29,086,882     $466,071,975        18,182,634     $273,185,643
                                        ==========     ============        ==========     ============

Class B Shares
                                      YEAR ENDED SEPTEMBER 30, 1998       YEAR ENDED SEPTEMBER 30, 1997
                                      -----------------------------       -----------------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                             30,797,677     $506,466,396        23,925,156     $372,473,531
Shares issued to shareholders in
  reinvestment of distributions         11,311,499      179,658,588         8,414,036      126,899,049
Shares reacquired                      (19,450,599)    (317,610,824)      (16,916,364)    (262,016,405)
                                        ----------     ------------        ----------     ------------
    Net increase                        22,658,577     $368,514,160        15,422,828     $237,356,175
                                        ==========     ============        ==========     ============

Class C Shares
                                       YEAR ENDED SEPTEMBER 30, 1998       YEAR ENDED SEPTEMBER 30, 1997
                                       -----------------------------       -----------------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                             10,590,618     $174,414,769         6,270,431     $ 97,948,906
Shares issued to shareholders in
  reinvestment of distributions          1,346,898       21,473,802           619,727        9,399,041
Shares reacquired                       (2,309,571)     (38,044,926)       (1,207,600)     (18,986,771)
                                        ----------     ------------        ----------     ------------
    Net increase                         9,627,945     $157,843,645         5,682,558     $ 88,361,176
                                        ==========     ============        ==========     ============

Class I Shares
                                       YEAR ENDED SEPTEMBER 30, 1998      PERIOD ENDED SEPTEMBER 30, 1997*
                                       -----------------------------      -------------------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                158,035     $  2,631,813            67,857     $  1,043,322
Shares issued to shareholders in
  reinvestment of distributions            130,950        2,085,279            28,182          440,472
Shares transferred to Class I                 --               --           1,095,793       16,108,156
Shares reacquired                         (177,735)      (2,942,933)         (224,603)      (3,478,073)
                                        ----------     ------------        ----------     ------------
    Net increase                           111,250     $  1,774,159           967,229     $ 14,113,877
                                        ==========     ============        ==========     ============

*For the period from the inception of Class I, January 2, 1997, through September 30, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended September 30, 1998, was $37,776.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $40,735 with Merrill Lynch & Co. at September 30, 1998.

At September 30, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At September 30, 1998, the Fund owned the following restricted securities (constituting 0.24% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

                                                                     PRINCIPAL
                                                     DATE OF            AMOUNT
DESCRIPTION                                      ACQUISITION     (000 OMITTED)              COST             VALUE
-------------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc.
  8.1s, 2022                                       June 1994            $4,000        $2,772,500       $ 3,966,875
United Airlines Pass-Through Trust,            January 1996,
  7.27s, 2013                                   April 1997 &
                                                   July 1997             9,552         9,550,127        10,095,634
                                                                                                       -----------
                                                                                                       $14,062,509
                                                                                                       ===========

INDEPENDENT AUDITORS' REPORT
To the Trustees of MFS Series Trust V and Shareholders of MFS Total Return Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolio investments, of MFS Total Return Fund (one of the series constituting MFS Series Trust V) as of September 30, 1998, the related statements of operations for the year then ended, the statement of changes in net assets for the years ended September 30, 1998 and 1997, and the financial highlights for each of the years in the ten-year period ended September 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Total Return Fund at September 30, 1998, and the results its operations, the changes in net assets, and financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 6, 1998

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 1999, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

   THE FUND HAS DESIGNATED $313,008,742 AS A CAPITAL GAIN DIVIDEND.

   FOR THE YEAR ENDED SEPTEMBER 30, 1998, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS TO 21.32%.

--------------------------------------------------------------------------------

MFS(R) TOTAL RETURN FUND

TRUSTEES                                     SECRETARY
Richard B. Bailey* - Private Investor;       Stephen E. Cavan*
Former Chairman and Director (until
1991), MFS Investment Management             ASSISTANT SECRETARY
                                             James R. Bordewick, Jr.*
Peter G. Harwood - Private Investor
                                             CUSTODIAN
J. Atwood Ives - Chairman and Chief          State Street Bank and Trust Company
Executive Officer, Eastern Enterprises
(diversified services company)               AUDITORS
                                             Deloitte & Touche LLP
Lawrence T. Perera - Partner, Hemenway
& Barnes (attorneys)                         INVESTOR INFORMATION For MFS stock and
                                             bond market outlooks, call toll free:
William J. Poorvu - Adjunct Professor,       1-800-637-4458 anytime from a
Harvard University Graduate School of        touch-tone telephone.
Business Administration
                                             For information on MFS mutual funds,
Charles W. Schmidt - Private Investor        call your financial adviser or, for an
                                             information kit, call toll free:
Arnold D. Scott* - Senior Executive          1-800-637-2929 any business day from 9
Vice President, Director, and                a.m. to 5 p.m. Eastern time (or leave a
Secretary, MFS Investment Management         message anytime).

Jeffrey L. Shames* - Chairman, Chief         INVESTOR SERVICE
Executive Officer, and Director, MFS         MFS Service Center, Inc.
Investment Management                        P.O. Box 2281
                                             Boston, MA 02107-9906
Elaine R. Smith - Independent
Consultant David B. Stone - Chairman         For general information, call toll
and Director, North American Management      free: 1-800-225-2606 any business day
Corp. (investment advisers)                  from 8 a.m. to 8 p.m. Eastern time.

INVESTMENT ADVISER                           For service to speech- or
Massachusetts Financial Services Company     hearing-impaired, call toll free:
500 Boylston Street                          1-800-637-6576 any business day from 9
Boston, MA 02116-3741                        a.m. to 5 p.m. Eastern time. (To use
                                             this service, your phone must be
DISTRIBUTOR                                  equipped with a Telecommunications
MFS Fund Distributors, Inc.                  Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                        For share prices, account balances, and
                                             exchanges, call toll free:
LEAD PORTFOLIO MANAGER                       1-800-MFS-TALK (1-800-637-8255) anytime
David M. Calabro*                            from a touch-tone telephone.

TREASURER                                    WORLD WIDE WEB
W. Thomas London*                            www.mfs.com

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

                                                                ----------------
MFS(R) TOTAL RETURN FUND                                           Bulk Rate
                                                                  U.S. Postage
[Logo] M F S(R)                                                        Paid
INVESTMENT MANAGEMENT                                                  MFS
  We invented the mutual fund(R)                                ----------------


500 Boylston Street
Boston, MA 02116-3741










(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                             MTR-2  11/98  388M  15/215/315/815